[Form of Stock Option Agreement]
                        SOUTHCOAST FINANCIAL CORPORATION
                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made and entered into between Southcoast Financial Corporation, a South Carolina corporation (the "Company"), and the person named in Appendix B hereto as the Holder (the "Holder"), as of the date set forth in Appendix B hereto as the Date of Grant, in connection with the grant of options pursuant to the Southcoast Financial Corporation 1999 Stock Option Plan (the "Plan"). Appendix B hereto is incorporated by reference herein ("Appendix B").

                              W I T N E S S E T H:

         WHEREAS, the Holder is employed by the Company or one of its subsidiaries in a key position or is an officer or director of the Company and the Company desires to retain the Holder in its services, to encourage the Holder to own Common Stock (as defined in the Plan) of the Company and to give the Holder added incentive to advance the interests of the Company through the Plan and, therefore, desires to grant the Holder an option to purchase shares of Common Stock of the Company under terms and conditions established by the Board of Directors or a committee thereof (as set forth in the Plan).

         NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the Agreement between the Company and the
Holder:

         1. Grant of Option. Subject to the terms and conditions set forth herein, the Company grants to the Holder incentive stock options qualified under
Section 422 of the Internal Revenue Code (the "Code") ("Incentive Stock Options") and/or non-qualified stock options ("Non-qualified Stock Options") to purchase from the Company the number of shares specified in Appendix B hereto, at the price, for the period, and on the terms set forth in Appendix B.

         2. Additional Terms of Option and Terms of Exercise. The term of the options granted hereby may be reduced only on account of termination of employment, disability or death of the Holder as provided in Paragraphs 4 and 5 hereof, or in the event of certain extraordinary corporate actions as set forth in the Plan. At any time and from time to time when any option or portion thereof is exercisable, the same may be exercised in whole or in part. Except as provided in Paragraphs 4 and 5 hereof, no option shall be exercisable unless, at the time of the exercise, the Holder is then, and has been continuously since such option was granted, an employee of the Company. Leave of absence from employment by the Company when granted by the Company because of sick leave, military leave or any other reason approved by the Company, to the extent permitted under the Code and applicable regulations, shall not be considered as interruption or termination of employment for any purpose under the Plan.

         The Holder shall also be subject to the following:

         (a) With respect to an Incentive Stock Option granted under the Plan, the aggregate fair market value of shares of Common Stock subject to such Incentive Stock Option and the aggregate fair market value of shares of Common Stock or stock of any affiliate (or a predecessor of the Company or an affiliate) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Company and its affiliates (or a predecessor corporation of any such corporation), to the extent such options become first exercisable in any calendar year, may not (with respect to any holder) exceed $100,000, determined as of the date the Incentive Stock Option is granted.

         (b) Any options granted hereby which are in excess of the fair market value limitations set forth in Paragraph (a) of this subsection shall be deemed "non-statutory" or "non-qualified" and shall not be Incentive Stock Options granted hereunder.

         (c) The right to exercise any option granted hereunder shall be forfeited in the event the Holder shall be dismissed or resign as the consequence of the commission of a crime involving moral turpitude.

         3.       Exercise of Options

         The options granted hereunder shall be exercisable only upon delivery to the Company at its main office of a written notice: (a) stating the Holder's election to exercise, (b) specifying the number of shares to be purchased, and
(c) enclosing payment for the shares purchased in full. Payment shall be made in cash unless Appendix A specifies that cashless exercise is permitted. Any cashless exercise shall comply with Section 9(e) of the Plan. As promptly as practicable thereafter, a certificate or certificates for the number of shares to which the notice refers shall be issued, provided, however, that the time of such delivery may be postponed by the Company for such period as may be required by the Company with reasonable diligence to comply with applicable listing requirements of any securities exchange or to comply with applicable state or federal law. In no case may a fraction of a share be purchased or issued under the Plan.

         The Holder shall not, by reason of the Plan and the granting to him of any option hereunder, have or thereby acquire any rights of a shareholder of the Company with respect to the shares covered by the option unless and until his ownership shall have been recorded on the stock record books of the Company and a certificate for such shares shall have been issued and delivered to him.

         4. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

         (a) Termination of Employment. If the Holder's employment by the Company or any of its subsidiaries is terminated because of the Holder's retirement, or for disability with the approval of the Company or any of its subsidiaries, or for any other reason except death or termination pursuant to paragraph 2(c) hereof, the Holder shall have the right at any time within three months thereafter (but in any event no later than the date of the expiration of the option period) to exercise the Holder's Incentive Stock Options with respect to the number of shares which were immediately purchasable by the Holder at the time of termination of employment, and the Holder's right to purchase any remaining shares shall terminate forthwith. Notwithstanding the foregoing, in the event employment is terminated due to disability as defined under Section 22(e)(3) of the Code, the Holder shall have the right at any time within one year thereafter (but in any event no later than the date of the expiration of the option period) to exercise such Incentive Stock Options.

         This Agreement shall not in any event confer on the Holder any right to continue in the employment of the Company or any of its subsidiaries, or affect their right to terminate the Holder's service at any time, and nothing contained herein shall be deemed a waiver or modification of any provision contained in any agreement between the Holder and the Company or any parent or subsidiary thereof.

         (b) Death of Holder of Option. In the event of the death of the Holder while the Holder is in the employ of the Company or any of its subsidiaries, any Incentive Stock Option or unexercised portion thereof granted to the Holder shall be exercisable at any time prior to the expiration of one year after the date of such death (but in any event no later than the date of the expiration of the option period), but only by the estate of the Holder or by the person or persons to whom the Holder's rights under the Incentive Stock Option shall pass by the Holder's will or by the laws of descent and distribution of the state of the Holder's domicile at the time of the Holder's death, and then only if and to the extent that the Holder was entitled to exercise the Incentive Stock Option at the date of his death. The estate of the Holder or the person or persons so exercising such Incentive Stock Option after the Holder's death shall, simultaneously with the delivery of notice to exercise and the payment for the shares purchased, deliver to the Company such proof of the right of such estate or such person or persons to exercise the Incentive Stock Option as may reasonably be required by the Board of Directors and counsel.

         5. Effect of Termination of Employment, Disability or Death on Non-qualified Stock Options.

         The terms and conditions of Non-qualified Stock Options relating to the effect of the termination of the Holder's employment, or the Holder's death or disability shall be such terms and conditions as the Board or the Committee shall, in its sole discretion, determine at the time of termination, unless otherwise specifically provided for in Appendix B hereto.

         6. Options not Transferable

         Options granted hereby shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the Holder's lifetime only by the Holder.

         7. Adjustment of Shares

         In the event of stock dividends, stock splits, recapitalization, combination or exchange of shares, merger, consolidation, reorganization, or any other increase or decrease in the number of Shares of Common Stock effected without the receipt of consideration by the Company (other than Shares held by dissenting stockholders), the number of shares subject to the Plan, and the number of shares, the option price, and the exercise date thereof subject to this Agreement, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive with respect to such adjustment. Certain other adjustments may (or shall) also be made with respect to the options in connection with the foregoing events or a change in control or imminent change in control as provided in the Plan.

         8. Investment Letter. The Holder agrees, and any other party that purchases any shares of the Common Stock pursuant to any options granted hereby must as a condition precedent to such purchase likewise agree, that the shares of Common Stock acquired upon exercise of any options shall be acquired for his own account for investment only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), or other applicable securities laws. If the Board of Directors so determines, any Common Stock certificates issued upon exercise of any option shall bear a legend to the effect that the shares have been so acquired. The Company may, but in no event shall be required to, bear any expense of complying with the Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification, or transfer, as the case may be, of any option or any shares of Common Stock acquired upon the exercise hereof. The foregoing restrictions on the transfer of the shares of Common Stock shall be inoperative if (a) the Company previously shall have been furnished with an opinion of counsel, satisfactory to it, to the effect that such transfer will not involve any violation of the Act or other applicable securities laws, or (b) the shares of Common Stock shall have been duly registered in compliance with the Act and other applicable securities laws. If any option, or the shares of Common Stock subject to any option, are so registered under the Act and listed on any securities exchange, the Holder agrees, and any other party that purchases any shares of Common Stock pursuant to any option must as a condition precedent to such purchase likewise agree, that he will not make a public offering of the said shares except on a national securities exchange on which the Common Stock of the Company is then registered and listed.

         9. No Effect on Capital Structure. This grant of options shall not affect the right of the Company or any affiliate thereof to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

         10. Amendment, Suspension and Termination

         The Board may at any time alter, suspend or discontinue the Plan, provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan to: (a) increase the maximum number of shares as to which options may be granted (other than as provided in Paragraph 13 of the Plan), (b) materially increase the benefits accruing to participants under the Plan, or (c) materially modify the requirements for eligibility for participation in the Plan.

         The options granted hereby will terminate automatically at the close of business on the date which is ten years from the date of grant as set forth in Appendix B unless terminated prior thereto as hereinabove provided or unless otherwise provided in Appendix B.

         11. Board Authority. Any question concerning the interpretation of this Agreement, any adjustments required to be made under Paragraph 7 of this Agreement, and any controversy which may arise under this Agreement shall be determined by the Board of Directors of the Company in its sole discretion.

         12. Plan Governs. The terms of this Agreement are governed by the terms of the Plan, a copy of which is attached hereto as Appendix A and made a part hereof as if fully set forth herein, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern. Initially capitalized terms used in this agreement shall have the same meaning as provided in the Plan, unless otherwise specifically provided herein.

         13. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered, or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or Holder may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance herewith, the Company specifies its address as set forth below:

                  Southcoast Financial Corporation
                  530 Johnnie Dodds Boulevard
                  Mt. Pleasant, South Carolina 29464

         Until changed in accordance herewith, the Holder specifies his address is as set forth on Appendix B hereto.

         14.  Unenforceability  of  Portion  of  Agreement.  In  the  event  any provision of this Agreement shall be held to be illegal, invalid, or unenforceable for any reason, the illegality, invalidity, or unenforceability of such provision shall not affect the remaining provisions of this Agreement, but shall be fully severable and this Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

         IN WITNESS HEREOF, the Company has caused this Agreement to be executed and the Holder has signed this Agreement on Appendix B.

                                   APPENDIX A

                        SOUTHCOAST FINANCIAL CORPORATION
                             1999 STOCK OPTION PLAN

                    [Text Omitted. See Exhibit 10.1 for Text]

                                   Appendix B

                        SOUTHCOAST FINANCIAL CORPORATION
                     STOCK OPTION AGREEMENT PURSUANT TO THE
                        SOUTHCOAST FINANCIAL CORPORATION
                       1999 STOCK OPTION PLAN (THE "PLAN")



1.       HOLDER:
                  --------------------------------------------------------------
                           (Name)

                  --------------------------------------------------------------
                           (Street Address or PO Box Number)

                  --------------------------------------------------------------
                           (City, State, ZIP)

                  --------------------------------------------------------------
                           (Social Security Number)

2.       TYPE OF OPTION:
                        --------------------------------------------------------
                        (Incentive pursuant to Section 422A of the Internal Revenue Code or non-qualified)

3.       NUMBER OF SHARES SUBJECT TO OPTION:
                                            ------------------------------------

4.       EXERCISE PRICE PER SHARE: $
                                    --------------------------

5.       DATE OF GRANT:
                       -------------------------------

6.       EXERCISE TERMS:

         (a)      DATE FIRST EXERCISABLE                NUMBER OF SHARES
                  ----------------------                ----------------










         (b)  CASHLESS   EXERCISE   PERMITTED   (May  only  be   permitted   for
non-qualified stock options): YES ___ NO ___

         (c) RIGHT OF REPURCHASE  PERMITTED  PURSUANT TO SECTION 12 OF THE PLAN:
YES ___ NO ___

         IF RIGHT OF REPURCHASE IS PERMITTED, THE TERMS ARE AS FOLLOW:









         (d) OTHER TERMS:
















7.       TERMINATION DATE:
                          -------------------------------------
         (Ten years from date of grant, unless otherwise specified here)

         Signed this ___ day of ____________, ________.


HOLDER                                   SOUTHCOAST FINANCIAL CORPORATION


                                         By
-------------------------------            -------------------------------------
                                         Title:
                                               ---------------------------------